UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2018

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 2.03 below which is incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On February 20, 2018, Cosmos Holdings, Inc. (the “Company”) entered into two separate Amendment and Exchange Agreements (each, an “Exchange Agreement”), each by and between the Company and an institutional investor that previously purchased a Senior Convertible Note from the Company on November 16, 2017 (each, an “Existing Note”) pursuant to a Securities Purchase Agreement, dated as of November 15, 2017, by and between the Company and such holders of Existing Notes (the “Securities Purchase Agreement”). Pursuant to each Exchange Agreement, the Company issued a new senior convertible note (each, a “New Note”) in exchange for an Existing Note.

Each New Note is identical in all material respects to the Existing Note, except that (i) the New Note shall not be convertible into shares of the Company’s common stock (the “Common Stock”) until April 20, 2018, (ii) all future cash installment payments under such New Note will be made at a redemption price equal to 112% of the applicable installment amount, (iii) the Company’s existing obligation to initially deliver pre-delivery shares of its common stock to the holder of such New Note is deferred until April 20, 2018 and (iv) at any time on or before June 20, 2018, the Company has the right, at its option, to redeem all, or any part, of the amounts then outstanding under such New Note in cash at redemption price equal to 125% of such amounts then outstanding under such New Note.

Except as set forth in the Exchange Agreements and the New Notes, the Securities Purchase Agreement and each of the other transaction documents that were executed in connection with the Securities Purchase Agreement remain unchanged and in full force and effect.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information described above in Item 2.03 “Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” is incorporated by reference herein. All share and per share amounts in the Exchange Agreement and each New Note give retroactive effect to a 1 for 10 reverse split effected by Cosmos Holdings, Inc. on November 21, 2017.

Exemption from registration under the Securities Act of 1933, as amended, (the “Act”) is claimed under Section 3(a)(9) of the Act based on the representations and warranties as set forth in the Amendment and Exchange Agreement and Senior Convertible Note, filed as Exhibits 4.1 and 4.2, respectively, to this Form 8-K and in the Securities Purchase Agreement dated November 15, 2017, a copy of which was previously filed as Exhibit 4.1 to Form 8-K on November 16, 2017.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.

4.1	Form of Amendment and Exchange Agreement

4.2	Form of Senior Convertible Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: February 21, 2018	By:	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Amendment and Exchange Agreement

4.2	Form of Senior Convertible Note

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